                                                                    Exhibit 24.1





                               POWER OF ATTORNEY

     The undersigned, a director of ACE Limited, a Cayman Islands company (the "Company"), hereby constitutes and appoints Brian Duperrcault, Christopher Z. Marshall, Peter N. Mear and Keith P. White, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.



                              /s/ DONALD KRAMER
                              -------------------
                              Name: Donald Kramer

Dated: May 19, 1999

                                                                    Exhibit 24.1





                               POWER OF ATTORNEY

     The undersigned, a director of ACE Limited, a Cayman Islands company (the "Company"), hereby constitutes and appoints Brian Duperrcault, Christopher Z. Marshall, Peter N. Mear and Keith P. White, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.



                              /s/ Bruce L. Crockett
                              ------------------------
                              Name: Bruce L. Crockett

Dated: May 19, 1999

                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

     The undersigned, a director of ACE Limited, a Cayman Islands company (the "Company"), hereby constitutes and appoints Brian Duperrcault, Christopher Z. Marshall, Peter N. Mear and Keith P. White, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.



                              /s/ Michael G. Atieh
                              -----------------------
                              Name: Michael G. Atieh

Dated: May 19, 1999

                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

     The undersigned, a director of ACE Limited, a Cayman Islands company (the "Company"), hereby constitutes and appoints Brian Duperrcault, Christopher Z. Marshall, Peter N. Mear and Keith P. White, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.



                              /s/ Jeffrey W. Greenberg
                              ---------------------------
                              Name: Jeffrey W. Greenberg

Dated: May 19, 1999

                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

     The undersigned, a director of ACE Limited, a Cayman Islands company (the "Company"), hereby constitutes and appoints Brian Duperrcault, Christopher Z. Marshall, Peter N. Mear and Keith P. White, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.



                              /s/  Meryl D. Hartzband
                              ----------------------------
                              Name: Meryl D. Hartzband

Dated: May 19, 1999

                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

     The undersigned, a director of ACE Limited, a Cayman Islands company (the "Company"), hereby constitutes and appoints Brian Duperrcault, Christopher Z. Marshall, Peter N. Mear and Keith P. White, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.



                              /s/ Robert M. Hernandez
                              -------------------------
                              Name: Robert M. Hernandez

Dated: May 19, 1999

                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

     The undersigned, a director of ACE Limited, a Cayman Islands company (the "Company"), hereby constitutes and appoints Brian Duperrcault, Christopher Z. Marshall, Peter N. Mear and Keith P. White, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.



                                                  /s/ Peter Menikoff
                                                  ------------------------
                                                  Name: Peter Menikoff

Dated: May 19, 1999

                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

     The undersigned, a director of ACE Limited, a Cayman Islands company (the "Company"), hereby constitutes and appoints Brian Duperrcault, Christopher Z. Marshall, Peter N. Mear and Keith P. White, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                  /s/ Thomas J. Neff
                                                  ------------------------
                                                  Name: Thomas J. Neff

Dated: May 19, 1999

                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

     The undersigned, a director of ACE Limited, a Cayman Islands company (the "Company"), hereby constitutes and appoints Brian Duperrcault, Christopher Z. Marshall, Peter N. Mear and Keith P. White, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                  /s/ Glen M. Renfrew
                                                  ------------------------
                                                  Name: Glen M. Renfrew

Dated: May 19, 1999

                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

     The undersigned, a director of ACE Limited, a Cayman Islands company (the "Company"), hereby constitutes and appoints Brian Duperrcault, Christopher Z. Marshall, Peter N. Mear and Keith P. White, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                       /s/ Robert Ripp
                                                       ------------------
                                                       Name: Robert Ripp

Dated: May 19, 1999

                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

     The undersigned, a director of ACE Limited, a Cayman Islands company (the "Company"), hereby constitutes and appoints Brian Duperrcault, Christopher Z. Marshall, Peter N. Mear and Keith P. White, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                  /s/ Walter A. Scott
                                                  ---------------------
                                                  Name: Walter A. Scott

Dated: May 19, 1999

                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

     The undersigned, a director of ACE Limited, a Cayman Islands company (the "Company"), hereby constitutes and appoints Brian Duperrcault, Christopher Z. Marshall, Peter N. Mear and Keith P. White, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                  /s/ Dermot F. Smurfit
                                                  ----------------------------
                                                  Name: Dermot F. Smurfit

Dated: May 19, 1999

                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

     The undersigned, a director of ACE Limited, a Cayman Islands company (the "Company"), hereby constitutes and appoints Brian Duperrcault, Christopher Z. Marshall, Peter N. Mear and Keith P. White, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                  /s/ Robert W. Staley
                                                  -----------------------
                                                  Name: Robert W. Staley

Dated: May 19, 1999

                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

     The undersigned, a director of ACE Limited, a Cayman Islands company (the "Company"), hereby constitutes and appoints Brian Duperrcault, Christopher Z. Marshall, Peter N. Mear and Keith P. White, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                       /s/ Gary M. Stuart
                                                       --------------------
                                                       Name: Gary M. Stuart

Dated: May 19, 1999

                                                                    Exhibit 24.1



                               POWER OF ATTORNEY

     The undersigned, a director of ACE Limited, a Cayman Islands company (the "Company"), hereby constitutes and appoints Brian Duperrcault, Christopher Z. Marshall, Peter N. Mear and Keith P. White, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                       /s/ Sidney F. Wentz
                                                       ----------------------
                                                       Name: Sidney F. Wentz

Dated: May 19, 1999